Prudential Investment Portfolios 3
Prudential Strategic Value Fund

Prudential Investment Portfolios 5
Prudential Small-Cap Value Fund

Prudential Investment Portfolios, Inc. 10
Prudential Mid-Cap Value Fund

Supplement dated April 25, 2014 to the
Currently Effective Prospectus and Statement of Additional Information (SAI)

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Stephen Courtney	Managing Director	April 2014
		Mitchell Stern	Managing Director	April 2014

John Leib, CFA, who currently serves as a portfolio manager for each of the Funds, has announced his intention to retire from Quantitative Management Associates LLC (QMA) during the first quarter of 2015. Deborah Woods and Robert Leung, CFA, who also currently serve as portfolio managers for each of the Funds, will continue to serve as portfolio managers after Mr. Leib’s retirement.

Effective immediately, Stephen Courtney and Mitchell Stern join Mr. Leib, Ms. Woods and Mr. Leung as portfolio managers for each of the Funds.

To reflect these changes, the table entitled “Management of the Fund” appearing in the “Fund Summary” section of each Prospectus is revised by including the following information pertaining to Messrs. Courtney and Stern:

The section of each Prospectus entitled “How the Fund is Managed” is revised by including the following biographical information for Messrs. Courtney and Stern:

Stephen Courtney is a Managing Director and Portfolio Manager with QMA. Mr. Courtney joined the Value Equity team last year with responsibility for portfolio management, research, and supporting the team’s client relations efforts. Prior to joining QMA, Steve was a Director at ClearBridge Investments and its predecessor organizations, where he served as a portfolio manager and research analyst for 26 years. He earned a BA in Political Science from Boston College, and is a member of the CFA Institute and the New York Society of Security Analysts.

Mitchell Stern, PhD, is a Managing Director and Portfolio Manager with QMA. Mr. Stern joined QMA in 1997, and has led quantitative research for QMA’s retail value equity strategies for several years, working closely with members of the team. Earlier in his career, he was the lead quantitative researcher for Dreman Value Management. In addition to his research roles, he has extensive experience as a portfolio manager on QMA’s core, long-short, and derivative portfolios. Mitch was an Assistant Professor of Finance at the University of Tennessee and Fairfield University, and has 29 years of industry experience. He earned a BA in Economics from Brandeis University and an MA and a PhD in Economics from the University of Virginia.

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Part I of the SAI of each Fund is revised by including the following information with respect to management of other accounts and ownership of Fund shares with respect to Messrs. Courtney and Stern:

Fund Name	Portfolio Managers	Registered Investment Companies/ # of Accounts/ Total Assets (in thousands)	Other Pooled Investment Vehicles/ # of Accounts/ Total Assets (in thousands)	Other Accounts/ # of Accounts/ Total Assets (in thousands)	Ownership of Fund Securities
Prudential Mid-Cap Value Fund	Stephen Courtney	2/$281,872	3/$575,721	6/$2,033,876	$0
	Mitchell Stern	2/$281,872	3/$575,721	6/$2,033,876	$0
Prudential Small-Cap Value Fund	Stephen Courtney	2/$304,605	3/$575,721	6/$2,033,876	$0
	Mitchell Stern	2/$304,605	3/$575,721	6/$2,033,876	$0
Prudential Strategic Value Fund	Stephen Courtney	2/$446,005	3/$575,721	6/$2,033,876	$0
	Mitchell Stern	2/$446,005	3/$575,721	6/$2,033,876	$0

o	Note: Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
o	"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds, and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

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